UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15683 (Commission File Number)	88-0381646 (IRS Employer Identification No.)

No. 1 Yantai Third Road, Centralism Area, Haping Road
Harbin Economic and Technological Development Zone
Harbin, Heilongjiang Province, People's Republic of China, 150060
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-5175 0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.  Regulation FD Disclosure.

On November 9, 2010, the registrant issued a press release announcing that it will participate in the Brean Murray, Carret & Co. 2010 China Growth Conference on Thursday, November 18, 2010 and the Maxim Group Growth Conference, also on Thursday, November 18, 2010; each of the events will take place in New York City.  A copy of the registrant’s presentation to be used at the conferences is furnished herewith as Exhibit 99.1 and a copy of the press release is furnished herewith as Exhibit 99.2.  Exhibit 99.1 and Exhibit 99.2 are both incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The registrant disclaims any admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by reason of Regulation FD.

Certain of the statements set forth in this presentation are "Forward Looking Statements“ within the meaning of the Private Litigation Reform Act of 1995.  Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties relating to, among other things: the growth or sustainability of the market for biodegradable materials; the difficulty of achieving or maintaining a technological advantage over competitors; protection of intellectual property; changes in consumer preferences; limited management, labor and financial resources; and doing business in China, including currency value fluctuations, restrictions on remitting income to the United States and diplomatic tensions between China and the United States, and other risks identified in our filings with the Securities and Exchange Commission.  Our forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  As a result, our actual results, performance or achievements may be materially different from the results, performance or achievements expressed or implied by any forward-looking statements.  Except as required by applicable laws, we undertake no obligation to update any forward-looking statements, even if new information becomes available or other events occur in the future.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.            Description

99.1	Presentation materials to be used at Brean Murray, Carret & Co. 2010 China Growth Conference and the Maxim Group Growth Conference

99.2	Press release issued on November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: November 10, 2010	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Presentation materials to be used at Brean Murray, Carret & Co. 2010 China Growth Conference and the Maxim Group Growth Conference

99.2	Press release issued on November 9, 2010